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                                                                   Exhibit 10.52

                                STATE OF NEW YORK
                       NEW YORK STATE DEPARTMENT OF LABOR
                               AMENDMENT NO. 2 TO
                       COMPTROLLER'S CONTRACT NO. C000857
                         WITH APPLIED THEORY CORPORATION

         THIS AGREEMENT is made this 5th day of October, 2001 by and between the People of the State of New York, acting by and through Linda Angello, the Commissioner of labor whose office is at the 5th Floor of Building 12. Governor
H. Averell Harriman State Office Building Campus. Albany. New York 12240 (hereinafter referred to as "Labor" or "State") and Applied Theory Corporation, Inc., a corporation authorized to do business in the State of New York, with an office at 224 Harrison Street Syracuse, N.Y. 13202 (hereinafter referred to as "Applied theory" or "Contractor")

                              W I T N E S S E T H:

         WHEREAS, the parties entered into Comptroller's Contract No. C000857 (hereinafter "Contract") approved by the State Comptroller on November 30, 2000. for the provision of Software development and maintenance. Web Hosting and Help Desk services (hereinafter "Software Services"), and

         WHEREAS, the Contract provided for the Department to spend $19,000,000 for Software Services and to increase additional expenditures in an amount of up to $82,000,000 over a term of five (5) years subject to the periodic extension of funding (hereinafter "Contract Funding") from the United States Department of Labor, and

         WHEREAS, Amendment No. 1 increased the Contract Funding $4,833,407 to provide additional Software Services, and

         WHEREAS, the State has received a new grant from the United States Department of Labor in an amount of $25,540,000 to continue procuring the Software Services, and

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         WHEREAS, the State is desirous of amending the Contract to effectuate an increase in the Contract Funding and to modify the licensing terms contained in the Contract, and

         WHEREAS, AppliedTheory is ready, willing and able to enter into such an amendment (hereinafter "Contract Amendment").

         NOW THEREFORE, in consideration of the mutual undertakings and covenants herein contained the parties agree as follows:

         1. The Contract Funding is hereby increased to permit the Department to spend an additional $25,540,000 for Software Services in accordance with the rates and terms contained in the Contract and the Scope of Services, attached hereto and hereby incorporated by reference.

         2. The Contract shall be further modified by deleting section 12 of the Contract and Appendix D and replacing section 12 with the following:

                  "12. PROPRIETARY RIGHTS

                  12.1     Definitions.

                  (a) "Deliverables." Shall mean any items to be delivered by AppliedTheory to the Department under this Agreement.

                  (b) "Field of Agreement" The limited field of marketing and licensing the Software to third parties for the purpose of providing services relating to government-sponsored job searches, including management of "welfare-to-work" programs, collection of labor market information and tracking of employers, job seekers and job training programs under federal and state programs.

                  (c) "Software" Shall mean the software AppliedTheory provides to the Department including that provided under previous agreements as more particularly described in Appendix E hereto, which is hereby incorporated by reference, including all modifications, enhancements and revisions to such software made by or through either of the parties hereto.

                                     Page 2
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                  12.2     Ownership by the Department. All Software and
                  Deliverable developed by AppliedTheory under this Agreement will be owned by the Department, will be considered, where applicable, to be "works made for hire" as defined in the U.S. Copyright Act, are hereby assigned to the Department; provided, however, that in the event the Department shall fail to make any of the payments required by this Agreement, such assignment shall be null and void, and such Software, Deliverable and the copyrights thereto will be automatically reassigned to AppliedTheory. Each party agrees to execute all papers and perform all other acts reasonably necessary to assist the other to obtain and register copyrights and to effectuate the intention of this Agreement. Notwithstanding the foregoing, AppliedTheory will be free, at any time, to use for any purpose any technical and business knowledge, skill, expertise and processes of a generic nature acquired by AppliedTheory in its performance under this Agreement.

                  12.3 Use of Residuals. AppliedTheory shall be free to use Residuals for any purpose, including the use in development, manufacture, marketing, and maintenance of its own products and services. "Residuals" shall mean any intellectual property contained therein or relating thereto (including the function, structure, sequence, or organization thereof), which may be retained in intangible form (i.e., not in written or other documentary or electronic form) by AppliedTheory personnel, as applicable, having had access to it.

                  12.4 Grant-Back License. AppliedTheory shall have the right, and the Department hereby grants AppliedTheory a fully paid, perpetual, irrevocable, transferable license, with the right to sublicense, to use, modify, enhance, improve, market and sublicense Components of the Software and Deliverables for any purpose (other than providing services in the Field of Agreement or enabling any other person or entity to provide services in the Field of Agreement during the term of this Agreement.) The preceding sentence shall not limit AppliedTheory's right to use modify, enhance, improve, market and sublicense Components of the Software and Deliverables which come into the public domain other than through the fault of AppliedTheory. For the purposes of this paragraph, "Component" shall mean a software object (function, procedure, etc.) that forms a constituent or basic building block of a larger software program, that contains a number of lines of programming that together perform one simple or elemental function, that is not so complex that it might be considered a program in and of itself (i.e. a search engine).

                                     Page 3

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                  12.5     Third-Party Software. To the extent that any software
                  owned by third parties ("Third-Party Software") is incorporated in the Software or otherwise necessary for the operation of the Software, the Department shall be responsible for obtaining appropriate licenses for the use of such software at its own cost and expense: provided, that with respect to any Third-Party Software for which AppliedTheory has the right to grant sublicenses. AppliedTheory hereby grants to the Department the right to use such Third-Party Software solely in connection with its use of the Software in accordance with this Agreement and the Department shall pay to AppliedTheory any fees payable in connection with such grant.

                  12.6 Deliverables. AppliedTheory will deliver to the Department one copy of the Software in object code form, and one copy of the Software in Source Code Form. For purposes hereof, the term "Source Code Form" shall mean a well-documented listing in printed form of the source code (i.e. human intelligible version) of the Software, the related instructions and compilers necessary for building that software into object code and written materials sufficient to permit a person skilled in the language of the source code to follow and understand the theory and sequence of program operation and to maintain and modify the program."

         3. This Agreement shall be deemed executory only to the extent of money available to the Stale for the performance of the terms hereof and no liability on account thereof shall be incurred by the State of New York beyond moneys available for purpose thereof.

         4. This Agreement shall be governed by the laws of the State of New York.

         5. Appendix A. standard clauses for New York State contracts, attached hereto, is hereby expressly made a part of this Agreement as fully as if set forth at length herein.

         6. In all respects not inconsistent with this Contract Amendment, the terms of the Contract as originally entered into shall remain in full force and effect and binding upon the parties hereto.

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         7.       This Contract Amendment and the Contract. constitute the
         entire Agreement between the parties hereto and no statement, promise, condition, understanding, inducement or representation, oral or written, expressed or implied, which is not contained herein shall be binding or valid and this Agreement shall not be changed, modified or altered in any manner except by an instrument in writing executed by both parties hereto.

         8. This Contract Amendment shall not be deemed executed, valid or binding unless and until approved in writing by the Attorney General and the State Comptroller.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            CONTRACT NUMBER C000857

                                            Agency Certification
                                            "In addition to the acceptance of
                                            this contract, I also certify that
                                            original copies of this signature
                                            page will be attached to all other
                                            exact copies of this contract."

APPLIED THEORY                              THE PEOPLE OF THE STATE
CORPORATION                                 OF NEW YORK

By: /s/ Angello Gencarelli III              By: /s/ Paul D. Danaher
   ----------------------------------           --------------------------------
NAME: Angello Gencarelli III                NAME: Paul D. Danaher
TITLE: Sr. VP & CFO                         TITLE: Principal Accountant (ES)
FEDERAL I.D. No.:161491203                         10/12/01

APPROVED AS TO FORM                         APPROVED
ELIOT SPITZER                               H. CARL MCCALL
ATTORNEY GENERAL                            STATE COMPTROLLER

                            CORPORATE ACKNOWLEDGEMENT

STATE OF NEW YORK             }

                              }SS:

COUNTY OF Onondaga            }

         On the 10th day of October in the year 2001 before me personally came Angelo Gencarelli III to me known, who, being by me duly sworn did depose and say the he resides at Liverpool, NY; that he is the SVP & CFO of the Applied Theory Corporation, the corporation described in and which executed the above instrument; and that he signed his/her name thereto by authority of the Board of Directors of said corporation.

                                            /s/ Patricia J. Foster
                                            ------------------------------------
                                            Notary Public

OFFICE OF THE STATE COMPTROLLER
Approved 11/5/2001
Dept. of Audit & Control
NAME Illegible